Exhibit 99.1

Blaize Secures Contract to Deliver Scalable Hybrid AI Infrastructure Across Asia

$120M agreement to scale energy-efficient edge AI across APAC’s fastest-growing economies

El Dorado Hills, Calif. – July 17, 2025 — Blaize Holdings, Inc. (NASDAQ: BZAI, NASDAQ: BZAIW) (“Blaize”), a leader in programmable, energy-efficient edge AI computing, today announced that its hybrid AI platform will be deployed in collaboration with Starshine Computing Power Technology Limited (“Starshine”), a provider of AI infrastructure solutions in Asia, with the initial phase beginning in fiscal Q3 2025 and continuing through 2026.

Real-time, localized AI is no longer optional – it’s foundational. As countries across APAC invest in AI infrastructure to strengthen their economies, manage urban growth, and address climate resilience, scalable hybrid systems are emerging as the new standard. The collaboration between Blaize and Starshine will work to efficiently drive real-world hybrid AI deployment across Asia through scalable infrastructure, powering smart cities, industrial automation, and intelligent public services.

The agreement carries a minimum value of $120 million in revenue over the initial 18-month term and will initially focus on opportunities to deploy Blaize’s hybrid AI solutions for smart city applications. Blaize and Starshine will also accelerate software development to expand into additional industries. Deployments will target key countries, including India, Indonesia, Japan, South Korea, and China, with use cases aligned to their AI infrastructure priorities.

“This is the beginning of real-world AI infrastructure at scale,” said Dinakar Munagala, co-founder and CEO of Blaize. “Asia represents a $112B opportunity for next generation intelligent systems, and inference is leading the charge. Our hybrid AI platform is designed to deliver the efficiency, flexibility, power, and support for multimodal workloads to meet this surge, especially at the edge. Together with Starshine, we’re providing sovereign-grade infrastructure where programmable, energy-efficient inference becomes the backbone of smart cities, industrial environment, and public services.”

Blaize’s GSP®-based (Graph Streaming Processor) AI platform is designed to anchor next-generation computing clusters for smart cities, industry, and agriculture. Blaize and Starshine will deliver a new class of hybrid AI computing clusters, integrating Blaize’s GSP-based inference accelerators to complement GPU-based infrastructure. This rollout can cut energy use, lower total cost of ownership, process multimodal data streams, and enable real-time, localized decision-making at the edge.

The hybrid AI platform rollout will target high-growth sectors, including:

•	Smart City Surveillance: High-efficiency, multi-node AI video analytics across urban environments

•	Retail & Security: Edge AI for low-latency insights in real-time retail operations

•	Smart Industry: Automation and predictive maintenance in manufacturing, logistics, and energy

•	AgTech & Smart Irrigation: Scalable AI for resource optimization across APAC agriculture

“Hybrid AI is no longer an experiment; it’s infrastructure,” said Teng Ma, Chairman of Starshine. “Blaize delivers exactly what our customers demand: flexibility, power efficiency, multimodal support, and scalability. This partnership gives us the technology and capability to meet surging demand across Asia for real-time, localized intelligence.”

For more information, please visit www.blaize.com

About Blaize

Blaize provides a full-stack programmable processor architecture suite and low-code/no-code software platform that enables AI processing solutions for high-performance computing at the network’s edge and in the data center. Blaize solutions deliver real-time insights and decision-making capabilities at low power consumption, high efficiency, minimal size and low cost. Headquartered in El Dorado Hills (CA), Blaize has more than 200 employees worldwide with teams in San Jose (CA) and Cary (NC), and subsidiaries in Hyderabad (India), Leeds and Kings Langley (UK), and Abu Dhabi (UAE). To learn more, visit www.blaize.com or follow us on LinkedIn at @blaizeinc.

About Starshine Computing Power Technology Limited

Starshine Computing Power Technology is a provider of intelligent computing infrastructure solutions, focused on accelerating the digital transformation of society through innovation and large-scale deployment. The company integrates hardware, software, and scenario-based systems to deliver customized computing clusters for smart cities, industrial automation, and cloud-edge applications. With deep technical expertise and vertically integrated capabilities—including compute power production, scheduling platforms, cloud-based leasing, and financial-grade localization services—Starshine supports the construction of high-performance, low-latency AI infrastructure across Asia’s fast-growing markets. For more information, visit www.starshinecomputing.com.

Cautionary Statement Regarding Forward Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the U.S. Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”) that are based on beliefs and assumptions and on information currently available to Blaize, including statements regarding the future deployment of Blaize Technology – which enables AI processing on existing camera infrastructure – future potential customers, future revenues associated with purchase orders and customer agreements (including the contract in South Asia and the Starshine agreement), expectations for the hybrid AI rollout, projected growth of hybrid AI, future financial performance, the industry in which Blaize operates, market opportunities, and product offerings.

In some cases, you can identify forward-looking statements by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing,” “target,” “seek” or the negative or plural of these words, or other similar expressions that are predictions or indicate future events or prospects, although not all forward-looking statements contain these words. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this document, including but not limited to: (i) changes in domestic and foreign business, market, financial, political and legal conditions; (ii) the ability to maintain compliance with stock exchange listing standards ; (iii) failure to realize the anticipated benefits of the business combination of Blaize and Burtech Acquisition Corp., which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (iv) the ability of Blaize to successfully market its products and services ; (v) the ability of Blaize to successfully deploy its technologies across customer settings; (vi) changes in applicable law or regulations; (vii) the outcome of any legal proceedings that have been or may be instituted against Blaize; (viii) the effects of competition on Blaize’s future business; (ix) the ability of the combined company to issue equity or equity-linked securities or obtain debt financing; and (x) those factors discussed under the heading “Risk Factors” in our Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission (SEC) on May 14, 2025 and other documents filed by Blaize from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Blaize assumes no obligation to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law, including the securities laws of the United States and the rules and regulations of the SEC. Blaize does not give any assurance that it will achieve its expectations.

The financial projections in this press release are forward-looking statements that are based on assumptions that are inherently subject to significant uncertainties and contingencies, many of which are beyond Blaize’s control. While such projections are necessarily speculative, Blaize believes that the preparation of prospective financial information involves increasingly higher levels of uncertainty the further out the projection extends from the date of preparation. The assumptions and estimates underlying the projected results are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the projections. The inclusion of financial information or projections in this press release should not be regarded as an indication that Blaize, or its representatives and advisors, considered or consider the information or projections to be a reliable prediction of future events.

The independent registered public accounting firm of Blaize has not audited, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this press release and, accordingly, has not expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this press release.

For inquiries:

Blaize

Media

press@blaize.com

Investors

IR@blaize.com

www.blaize.com

Starshine

info@starshinecomputing.com

www.starshinecomputing.com